Toast Announces First Quarter 2022 Financial Results

Added over 5,000 net new locations for the first quarter ever
First quarter subscription revenue growth accelerated to 103% year-over-year
Annualized recurring run-rate (ARR) as of March 31, 2022 grew 66% year-over-year

BOSTON, MA – May 12, 2022 – Toast (NYSE: TOST), the all-in-one digital technology platform built for restaurants, today reported financial results for the first quarter ended March 31, 2022.

“Toast delivered a strong first quarter, coming in well ahead of expectations across the board and adding a record number of net new locations to our platform as we continue to lead restaurants into a new digital era of hospitality,” said Chris Comparato, CEO, Toast. “The restaurant industry is still in the early days of its shift to digital. With our best-in-class technology platform and focus on providing restaurants everything they need to run their business, we believe we’re well positioned to be the restaurant industry’s technology backbone and capitalize on this significant market opportunity.”

Financial Highlights for the First Quarter of 2022

•Total locations increased nearly 45% year-over-year to approximately 62,000.
•Revenue grew 90% year-over year to $535 million.
•ARR as of March 31, 2022 was $637 million, up 66% year-over-year.
•Gross Payment Volume (GPV) increased 98% year-over-year to $17.8 billion.
•Gross profit of $89 million was up 29% year-over-year from Q1 2021. Non-GAAP gross profit grew 38% year-over year to $101 million.
•Net loss was $23 million in Q1 2022 compared to net loss of $99 million in Q1 2021. Adjusted EBITDA was $(45) million in Q1 2022 compared to Adjusted EBITDA of $4 million in Q1 2021.
•Net cash used in operating activities of $47 million and Free Cash Flow of $(50.0) million in Q1 2022, compared to $5 million and $(13.0) million, respectively, in Q1 2021.

For more information on the non-GAAP financial measures and key metrics discussed in this press release, please see the sections titled “Key Business Metrics” and “Non-GAAP Financial Measures,” as well as the reconciliations of non-GAAP financial measures to their nearest comparable GAAP financial measures at the end of this press release.

Outlook

For the second quarter ending June 30, 2022, Toast expects to report:
•Revenue in the range of $635 million to $665 million
•Adjusted EBITDA in the range of $(60) million to $(50) million

For the full year ending December 31, 2022, Toast expects to report:
•Revenue in the range of $2,500 million to $2,550 million (up from $2,349 to $2,409 million)
•Adjusted EBITDA in the range of $(195) million to $(175) million (up from $(240) million to $(200) million)

The outlook provided above constitutes forward-looking information within the meaning of applicable securities laws and is based on a number of assumptions and subject to a number of risks. See cautionary note regarding “Forward-looking Statements” below.

Recent Business Highlights

•Toast announced Toast for Quick Service, a completely customizable solution built specifically to serve quick service restaurants (QSR) of all sizes. With enhanced functionality from Toast’s restaurant grade hardware, Toast Mobile Order and PayTM, Kiosks, and more, QSRs benefit from easy, fast setup and a toolkit of solutions to help serve more guests faster, drive higher sales and improve profitability.

•Earlier this month, Toast announced Toast for Hotel Restaurants, a new solution designed to meet the unique needs of hotel restaurant operators. Through robust integrations with leading hotel property management systems (PMS), Toast will empower operators to streamline front and back of house operations and offer a better guest experience with the ability to seamlessly order and pay across the full range of hotel dining experiences.
•Toast renewed its strategic partnership with US Foods, a leading foodservice distributor that works with approximately 250,000 restaurants and foodservice operators across the US. Toast will continue to be a restaurant point-of-sale provider for US Foods.

Conference Call Information

Toast will host a live conference call at 5:00 p.m. Eastern Time on Thursday, May 12, 2022 to discuss the results. The live webcast of the conference call can be accessed through Toast’s investor relations website at http://investors.toasttab.com. A replay of the webcast will be available for a period of 90 days after the call.

Toast has used, and intends to continue to use, its Investor Relations website (http://investors.toasttab.com), as well as the Toast Newsroom (https://pos.toasttab.com/news), as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Information on or that can be accessed through Toast’s Investor Relations website, or that is contained in any website to which a hyperlink is provided herein is not part of this press release, and the inclusion of Toast’s Investor Relations website address, and any hyperlinks are only inactive textual references.

About Toast

Toast is a cloud-based, all-in-one digital technology platform purpose-built for the entire restaurant community. Toast provides a single platform of software as a service, or SaaS, products and financial technology solutions that give restaurants everything they need to run their business across point of sale, operations, digital ordering and delivery, marketing and loyalty, and team management. By serving as the restaurant operating system across dine-in, takeout, and delivery channels, Toast helps restaurants streamline operations, increase revenue and deliver amazing guest experiences. For more information, visit www.toasttab.com.
Contacts
Media: media@toasttab.com
Investors: IR@toasttab.com

Forward-looking Statements

This press release contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when Toast or its management is discussing its beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “may,” “could,” “should,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. These statements are not historical facts or guarantees of future performance, but represent the beliefs of Toast and its management at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside Toast’s control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. Forward-looking statements include, without limitation, statements about expected financial positions or growth; results of operations; cash flows; guidance on financial results for the second fiscal quarter and full year of 2022; statements about future operating results; the expectations of demand for Toast’s products and growth of its business; the growth rates in the markets in which Toast compete; Toast’s investments in technology and infrastructure; Toast’s ability to deliver innovative solutions; Toast’s ability to attract and retain customers; financing plans; business strategy; operating plans; competitive positions; and growth opportunities for existing products.

The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in Toast’s filings with the Securities and Exchange Commission (“SEC”), including in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations'' in Toast’s Annual Report on Form 10-K for the year ended December 31, 2021, Toast’s Quarterly Report on Form 10-Q for the three months ended March 31, 2022 that will be filed following this earnings release, and Toast’s subsequent SEC filings. Toast can give no assurance that the plans, intentions, expectations or strategies as reflected in or suggested by those forward-looking statements will be attained or achieved. The forward-looking statements in this release are based on information available to Toast as of the date hereof, and Toast disclaims any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing Toast’s views as of any date subsequent to the date of this press release.

TOAST, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in millions, except share and per share amounts)

	Three Months Ended March 31,
	2022	2021
Revenue:
Subscription services	$63	$31
Financial technology solutions	438	227
Hardware	29	21
Professional services	5	3
Total revenue	535	282
Costs of revenue:
Subscription services	25	10
Financial technology solutions	347	172
Hardware	52	21
Professional services	21	9
Amortization of acquired technology and customer assets	1	1
Total costs of revenue	446	213
Gross profit	89	69
Operating expenses:
Sales and marketing	71	32
Research and development	62	23
General and administrative	57	19
Total operating expenses	190	74
Loss from operations	(101)	(5)
Other income (expense):
Interest income (expense), net	—	(6)
Change in fair value of warrant liabilities	79	(12)
Change in fair value of derivative liability	—	(76)
Other income (expense), net	(1)	—
Loss before provision for income taxes	(23)	(99)
Provision for income taxes	—	—
Net loss	$(23)	$(99)
Net loss per share attributable to common stockholders:
Basic	$(0.05)	$(0.48)
Diluted	$(0.20)	$(0.48)
Weighted average shares used in computing net loss per share:
Basic	505,378,195	205,352,706
Diluted	507,037,246	205,352,706

TOAST, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(in millions, except share and per share amounts)

	March 31, 2022	December 31, 2021
Assets:
Current assets:
Cash and cash equivalents	$757	$809
Marketable securities	453	457
Accounts receivable, net	56	55
Inventories	44	42
Deferred costs, net	32	30
Prepaid expenses and other current assets	135	92
Total current assets	1,477	1,485
Property and equipment, net	42	41
Operating lease right-of-use assets	79	79
Intangible assets	15	16
Goodwill	74	74
Deferred costs, non-current	30	25
Other non-current assets	17	15
Total non-current assets	257	250
Total assets	$1,734	$1,735
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$29	$40
Operating lease liabilities	18	22
Deferred revenue	42	44
Accrued expenses and other current liabilities	315	246
Total current liabilities	404	352
Warrants to purchase common stock	84	181
Operating lease liabilities, non-current	77	77
Deferred revenue, non-current	8	12
Other long-term liabilities	18	22
Total liabilities	591	644
Commitments and Contingencies
Stockholders’ Equity:
Preferred stock- par value $0.000001; 100,000,000 shares authorized, no shares issued or outstanding	—	—
Class A common stock, $0.000001 par value- 7,000,000,000 shares authorized as of March 31, 2022 and December 31, 2021, 257,866,880 and 167,732,925 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively	—	—
Class B common stock, $0.000001 par value- 700,000,000 shares authorized as of March 31, 2022 and December 31, 2021, 252,558,185 and 339,437,440 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively	—	—
Additional paid-in capital	2,271	2,194
Accumulated deficit	(1,125)	(1,102)
Accumulated other comprehensive loss	(3)	(1)
Treasury stock, at cost— 225,000 shares outstanding at March 31, 2022 and December 31, 2021	—	—
Total stockholders’ equity	1,143	1,091
Total liabilities and stockholders’ equity	$1,734	$1,735

TOAST, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)
(in millions)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities:
Net loss	$(23)	$(99)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6	4
Stock-based compensation	53	5
Amortization of deferred costs	10	5
Change in fair value of derivative liability	—	76
Change in fair value of warrant liabilities	(79)	12
Credit loss expense	3	2
Change in fair value of contingent consideration	2	—
Non-cash interest expense on convertible notes	—	6
Changes in operating assets and liabilities:
Accounts receivable, net	(2)	(6)
Merchant cash advances and acquired loans repaid	1	—
Prepaid expenses and other current assets	(15)	(2)
Deferred costs, net	(17)	(8)
Inventories	(2)	1
Operating lease right-of-use assets	(6)	5
Accounts payable	(12)	(3)
Accrued expenses and other current liabilities	39	12
Deferred revenue	(6)	(3)
Operating lease liabilities	4	(5)
Other assets and liabilities	(3)	(7)
Net cash used in operating activities	(47)	(5)
Cash flows from investing activities:
Capitalized software	(1)	(2)
Purchases of property and equipment	(2)	(6)
Purchases of marketable securities	(30)	—
Proceeds from the sale of marketable securities	18	—
Maturities of marketable securities	12	—
Net cash used in investing activities	(3)	(8)
Cash flows from financing activities:
Change in customer funds obligations, net	27	10
Proceeds from exercise of stock options	4	2
Payment of contingent consideration	(2)	—
Net cash provided by financing activities	29	12
Net decrease in cash, cash equivalents, cash held on behalf of customers and restricted cash	(21)	(1)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	—	(1)
Cash, cash equivalents, cash held on behalf of customers and restricted cash at beginning of period	851	594
Cash, cash equivalents, cash held on behalf of customers and restricted cash at end of period	$830	$592
Reconciliation of cash, cash equivalents, cash held on behalf of customers and restricted cash
Cash and cash equivalents	$757	$570
Cash held on behalf of customers	62	21
Restricted cash	11	1
Total cash, cash equivalents, cash held on behalf of customers and restricted cash	$830	$592
Supplemental disclosure of non-cash investing and financing activities:
Purchase of property and equipment included in accounts payable and accrued expenses	$2	$—
Issuance of Class B common stock upon exercise of common stock warrants	18	—
Issuance of Class B common stock for payment of contingent consideration	1	—

Non-GAAP Financial Measures

In this press release, Toast refers to non-GAAP financial measures that are derived on the basis of methodologies other than in accordance with United States generally accepted accounting principles (“GAAP”). Toast uses certain non-GAAP financial measures, as described below, to understand and evaluate its core operating performance. These non-GAAP financial measures, which may be different than similarly-titled measures used by other companies, are presented to enhance investors’ overall understanding of Toast’s financial performance and should not be considered substitutes for, or superior to, the financial information prepared and presented in accordance with GAAP. Toast believes that these non-GAAP financial measures provide useful information about its financial performance, enhance the overall understanding of its past performance and future prospects, and allow for greater transparency with respect to important metrics used by Toast’s management for financial and operational decision-making.

In the tables below, Toast has provided reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. These non-GAAP financial measures should not be considered substitutes for financial measures calculated in accordance with GAAP, and the financial results that Toast calculates and presents in the table in accordance with GAAP, as well as the corresponding reconciliations from those results, should be carefully evaluated.

The following are the non-GAAP financial measures referenced in this press release and presented in the tables below:

•Adjusted EBITDA is defined as net income (loss), adjusted to exclude stock-based compensation expense and related payroll tax expense, depreciation and amortization expense, interest income, interest expense, other income (expense) net, acquisition expenses, fair value adjustments on warrant and derivative liabilities, expenses associated with early termination of leases, loss on debt extinguishment, charitable contribution stock-based expense, and income taxes, as applicable.

•Non-GAAP Costs of Revenue are defined as costs of revenue excluding stock-based compensation expense and related payroll tax expense, and depreciation and amortization expense.

•Non-GAAP Gross Profit is defined as gross profit excluding stock-based compensation expense and related payroll tax expense, and depreciation and amortization expense.

•Non-GAAP Sales and Marketing Expenses are defined as sales and marketing expenses excluding stock-based compensation expense and related payroll tax expense, and depreciation and amortization expense.

•Non-GAAP Research and Development Expenses are defined as research and development expenses excluding stock-based compensation expense and related payroll tax expense, and depreciation and amortization expense.

•Non-GAAP General and Administrative Expenses are defined as general and administrative expenses excluding stock-based compensation expense and related payroll tax expense, depreciation and amortization expense, acquisition expenses,expenses associated with early termination of leases, and charitable contribution stock-based expense.

•Free Cash Flow is defined as net cash provided by (used in) operating activities reduced by purchases of property and equipment and capitalization of internal-use software costs.

Adjusted EBITDA, Non-GAAP Costs of Revenue, Non-GAAP Gross Profit, Non-GAAP Selling and Marketing Expenses, Non-GAAP Research and Development Expenses, Non-GAAP General and Administrative Expenses, and Free Cash Flow do not purport to represent profitability and liquidity measures as defined in accordance with GAAP. These measures are provided to investors and others to improve the quarter-to-quarter and year-to-year comparability of Toast's financial results and to ensure that investors understand the information Toast uses to evaluate the performance of its businesses.

Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Further, these metrics have certain limitations since they do not include the impact of certain expenses and cash flows that are reflected in our Consolidated Statements of Operations and Consolidated Statements of Cash Flows. Thus, our Adjusted EBITDA, Non-GAAP Costs of Revenue, Non-GAAP Gross Profit, Non-GAAP Sales and Marketing Expenses, Non-GAAP Research and Development Expenses, Non-GAAP General and Administrative Expenses, and Free Cash Flow should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

Key Business Metrics

In addition, Toast also uses the following key business metrics to help it evaluate its business, identify trends affecting its business, formulate business plans, and make strategic decisions:

a.Gross Payment Volume (“GPV”) is defined as the sum of total dollars processed through the Toast payments platform across all restaurant locations in a given period. GPV is a key measure of the scale of Toast’s platform, which in turn drives its financial performance. As Toast customers generate more sales and therefore more GPV, Toast generally sees higher financial technology solutions revenue.

b.Annualized Recurring Run-Rate (“ARR”) is defined as a key operational measure of the scale of Toast’s subscription and payment processing services for both new and existing customers. To calculate ARR, Toast first calculates recurring run-rate on a monthly basis. Monthly Recurring Run-Rate (“MRR”) is measured on the final day of each month for all restaurant locations live on the Toast platform as the sum of (i) Toast’s monthly subscription services fees, which is referred to as the subscription component of MRR, and (ii) Toast’s in-month adjusted payments services fees, exclusive of estimated transaction-based costs, which is referred to as the payments component of MRR. MRR does not include fees derived from Toast Capital or related costs. ARR is determined by taking the sum of (i) twelve times the subscription component of MRR and (ii) four times the trailing-three-month cumulative payments component of MRR. Toast believes this approach provides an indication of its scale, while also controlling for short-term fluctuations in payments volume. ARR may decline or fluctuate as a result of a number of factors, including customers’ satisfaction with the Toast platform, pricing, competitive offerings, economic conditions, or overall changes in its customers’ and their guests’ spending levels. ARR is an operational measure, does not reflect Toast’s revenue or gross profit determined in accordance with GAAP, and should be viewed independently of, and not combined with or substituted for, Toast’s revenue, gross profit, and other financial information determined in accordance with GAAP. Further, ARR is not a forecast of future revenue and investors should not place undue reliance on ARR as an indicator of Toast’s future or expected results.

Summary of Key Business Metrics and Non-GAAP Results
(unaudited)

	Three Months Ended March 31,
(dollars in billions)	2022	2021	% Growth
Gross Payment Volume (GPV)	$17.8	$9.0	98%

	As of March 31,
(dollars in millions)	2022	2021	% Growth
Annualized Recurring Run-Rate (ARR)	$637	$384	66%

Adjusted EBITDA	Three Months Ended March 31,
(dollars in millions)	2022	2021
Net loss	$(23)	$(99)
Stock-based compensation expense and related payroll tax	53	5
Depreciation and amortization	6	4
Interest (income) expense, net	—	6
Change in fair value of warrant liability	(79)	12
Change in fair value of derivative liability	—	76
Termination of leases	(2)	—
Adjusted EBITDA	$(45)	$4

Non-GAAP Costs of Revenue	Three Months Ended March 31,
(dollars in millions)	2022	2021
Costs of revenue	$446	$213
Stock-based compensation expense and related payroll tax	8	1
Depreciation and amortization	4	3
Non-GAAP Costs of Revenue	$434	$209

Non-GAAP Gross Profit	Three Months Ended March 31,
(dollars in millions)	2022	2021
Gross profit	$89	$69
Stock-based compensation expense and related payroll tax	8	1
Depreciation and amortization	4	3
Non-GAAP gross profit	$101	$73

Non-GAAP Sales and Marketing Expenses	Three Months Ended March 31,
(dollars in millions)	2022	2021
Sales and marketing expenses	$71	$32
Stock-based compensation expense and related payroll tax	13	1
Depreciation and amortization	1	—
Non-GAAP sales and marketing expenses	$57	$31

Non-GAAP Research and Development Expenses	Three Months Ended March 31,
(dollars in millions)	2022	2021
Research and development expenses	$62	$23
Stock-based compensation expense and related payroll tax	16	2
Depreciation and amortization	—	1
Non-GAAP research and development expenses	$46	$20

Non-GAAP General and Administrative Expenses	Three Months Ended March 31,
(dollars in millions)	2022	2021
General and administrative expenses	$57	$19
Stock-based compensation expense and related payroll tax	16	1
Depreciation and amortization	1	—
Termination of leases	(2)	—
Non-GAAP general and administrative expenses	$42	$18

Free Cash Flow	Three Months Ended March 31,
(dollars in millions)	2022	2021
Net cash used in operating activities	$(47)	$(5)
Purchases of property and equipment	(2)	(6)
Capitalized software	(1)	(2)
Free Cash Flow	$(50)	$(13)

TOST-FIN

Source: Toast